                                                                Exhibit 11.1
                                  PSINet Inc.
                               and Subsidiaries

                  Calculation of Loss per Share (Unaudited) (1)

                                                                                                THREE MONTHS ENDED
                                                                                                SEPTEMBER 30, 1997
                                                                                                ------------------
Weighted average shares outstanding:
Common stock:
  Shares outstanding at beginning of period...................................................         40,395,773
  Weighted average shares issued during the three months
  ended September 30, 1997 (36,567 shares)....................................................             11,189
                                                                                                ------------------
                                                                                                       40,406,962
                                                                                                ------------------
                                                                                                ------------------
Net loss......................................................................................   $    (10,674,000)
                                                                                                ------------------
                                                                                                ------------------
Loss per share (unaudited)....................................................................   $          (0.26)
                                                                                                ------------------
                                                                                                ------------------

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(1) For a discussion of loss per share, see Note 2 of the Notes to the
    Consolidated Financial Statements.



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